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                                                                 AFFILIATED
                                 SECURITY                        PRINCIPAL                                  PURCHASE    SHARES/
        FUND NAME              DESCRIPTION      TRADE DATE      UNDERWRITER           EXECUTING BROKER        PRICE    PAR AMOUNT
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                             American Campus
   Small Company Value         Communities       05/05/09         Wachovia             Merrill Lynch         $21.25       19,610
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   Small Company Growth       Steel Dynamics     06/03/09         Wachovia             Merrill Lynch         $13.50      199,580
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     Strategic Small          LaSalle Hotel
        Cap Value               Properties       06/10/09         Wachovia             Raymond James         $14.75        3,550
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                                                                                      Morgan Stanley
                                                                Wells Fargo           Dean Witter &
   Small Company Growth        Emdeon, Inc.      08/11/09     Securities, LLC    Jeffries & Company, Inc.    $15.50       97,960
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     Strategic Small                                            Wells Fargo
        Cap Value               U-Store-It       08/13/09     Securities, LLC          Merrill Lynch         $ 5.25       16,950
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                                 Talecris                       Wells Fargo           Morgan Stanley
   Small Company Growth         Biotherape       09/30/09     Securities, LLC           Dean Witter          $19.00       94,180
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                                 Talecris                       Wells Fargo           Morgan Stanley
   Small Company Value          Biotherape       09/30/09     Securities, LLC           Dean Witter          $19.00       94,180
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                                  Verisk                        Wells Fargo           Merrill Lynch,
   Small Company Growth      Analytics, Inc.     10/06/09     Securities, LLC            Fox Pitt            $22.00       48,850
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                                                                Wells Fargo           Goldman Sachs
   Small Company Growth      Success Factors     10/20/09     Securities, LLC           & Company            $15.50       29,490
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                                Dole Food                       Wells Fargo           Goldman Sachs
   Small Company Growth          Company         10/22/09     Securities, LLC           & Company            $12.50      177,060
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                                 Symetra                        Wells Fargo
   Small Company Growth         Financial        01/21/10     Securities, LLC          Merrill Lynch         $12.00      150,000
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                                  Concho                        Wells Fargo
   Small Company Growth       Resources Inc.     01/26/10     Securities, LLC          Merrill Lynch         $42.75       15,000
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                                Hartford                        Wells Fargo
 Equity Income Portfolio     Insurance Group     03/18/10     Securities, LLC          Goldman Sachs         $27.75       21,800
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                            SS & C Technology                   Wells Fargo
   Small Company Growth       Holdings, Inc.     03/30/10     Securities, LLC           J.P. Morgan          $15.00       50,000
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